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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             -----------------------

Date of Report (Date of earliest event reported):

May 16, 2001


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                         Intermedia Communications Inc.
             (Exact name of registrant as specified in its charter)


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               Delaware                                     59-2913586
               --------                               ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)

                                     0-20135
                                     -------
                            (Commission File Number)


                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of principal executive offices)

                                 (813) 829-0011
                               (Telephone Number)


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ITEM 5.   Other Events

         On May 15, 2001, Intermedia Communications Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.   Financial Statements and Exhibits


Exhibit 99.1               Press Release dated May 15,2001


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 17, 2001


                             INTERMEDIA COMMUNICATIONS, INC.
                                      (Registrant)

                                    /S/ Robert M. Manning
                                    -----------------------------------
                                              Robert M. Manning
                               Senior Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit

No.                          Description                     Page

99.1     Press Release dated May 15, 2001.